Exhibit 99.1

Tidewater Reports Third Quarter Results for Fiscal 2012

NEW ORLEANS, February 2, 2012 — Tidewater Inc. (NYSE:TDW) announced today third quarter net earnings for the period ended December 31, 2011, of $34.1 million, or $0.67 per common share, on revenues of $272.1 million. For the same quarter last year, net earnings were $34.4 million, or $0.67 per common share, on revenues of $271.8 million. The immediately preceding quarter ended September 30, 2011, had a net loss of $4.9 million, or $0.09 per common share, on revenues of $250.9 million.

Included in the current fiscal quarter’s net earnings is an $8.4 million, or $0.16 per common share, reversal of income tax liabilities originally established for uncertain tax positions as a result of the expiration of various statutes of limitations.

Included in the September 30, 2011 quarter’s net loss is a non-cash goodwill impairment charge of $30.9 million ($22.1 million after tax, or $0.43 per share), resulting from the Company’s decision to change its reportable segments during the September 2011 quarter. Following the change in reportable segments from International and United States to Americas, Asia/Pacific, Middle East/North Africa and Sub-Saharan Africa/Europe, the Company performed an interim goodwill impairment assessment which resulted in the non-cash goodwill impairment charge.

As previously announced, Tidewater will hold a conference call to discuss December quarterly earnings on Thursday, February 2, 2012, at 10:00 a.m. Central time, promptly following the Company’s release of quarterly earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on February 2, 2012, and will continue until 11:59 p.m. Central time on February 4, 2012. To hear the replay, call 1-855-859-2056 (1-404-537-3406 if calling from outside the U.S.). The conference call ID number is 43525450.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com. The online replay will be available until March 2, 2012.

Tidewater Inc. owns 354 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended December 31,		Nine Months Ended December 31,
	2011	2010	2011	2010

Revenues:
Vessel revenues	$270,486	269,633	772,213	798,499
Other marine revenues	1,625	2,142	5,399	2,901

	272,111	271,775	777,612	801,400

Costs and expenses:
Vessel operating costs	155,838	160,597	469,430	485,072
Costs of other marine revenues	1,938	2,705	5,200	3,403
Depreciation and amortization	35,215	35,058	102,771	105,853
Goodwill impairment	—	—	30,932	—
General and administrative	40,425	33,238	115,779	103,932
Gain on asset dispositions, net	(2,496)	(2,425)	(13,671)	(11,621)

	230,920	229,173	710,441	686,639

Operating income	41,191	42,602	67,171	114,761
Other income (expenses):
Foreign exchange (loss) gain	(1,738)	973	735	2,147
Equity in net earnings of unconsolidated companies	3,482	3,291	9,427	8,766
Interest income and other, net	347	1,074	2,303	3,481
Interest and other debt costs	(6,027)	(3,646)	(14,854)	(6,405)

	(3,936)	1,692	(2,389)	7,989

Earnings before income taxes	37,255	44,294	64,782	122,750
Income tax expense	3,168	9,931	11,013	29,153

Net earnings	$34,087	34,363	53,769	93,597

Basic earnings per common share	$0.67	0.67	1.05	1.83

Diluted earnings per common share	$0.67	0.67	1.04	1.82

Weighted average common shares outstanding	51,036,420	51,053,051	51,203,598	51,129,443
Dilutive effect of stock options and restricted stock	206,329	306,647	267,661	231,463

Adjusted weighted average common shares	51,242,749	51,359,698	51,471,259	51,360,906

Cash dividends declared per common share	$0.25	0.25	0.75	0.75

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

ASSETS	December 31, 2011	March 31, 2011

Current assets:
Cash and cash equivalents	$188,347	245,720
Trade and other receivables, net	287,081	272,467
Marine operating supplies	52,488	50,748
Other current assets	10,455	10,212

Total current assets	538,371	579,147

Investments in, at equity, and advances to unconsolidated companies	43,348	39,044
Properties and equipment:
Vessels and related equipment	3,977,687	3,910,430
Other properties and equipment	93,889	85,589

	4,071,576	3,996,019
Less accumulated depreciation and amortization	1,190,883	1,294,239

Net properties and equipment	2,880,693	2,701,780

Goodwill	297,822	328,754
Other assets	117,633	99,391

Total assets	$3,877,867	3,748,116

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	50,712	45,177
Accrued expenses	129,540	120,869
Accrued property and liability losses	3,787	3,846
Other current liabilities	22,740	13,697

Total current liabilities	206,779	183,589

Long-term debt	825,000	700,000
Deferred income taxes	213,520	216,735
Accrued property and liability losses	6,639	5,327
Other liabilities and deferred credits	124,705	128,521

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 51,162,747 shares at December 31, 2011 and 51,876,038 shares at March 31, 2011	5,116	5,188
Additional paid-in capital	98,097	90,204
Retained earnings	2,416,777	2,436,736
Accumulated other comprehensive loss	(18,766)	(18,184)

Total stockholders’ equity	2,501,224	2,513,944

Total liabilities and stockholders' equity	$3,877,867	3,748,116

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine Months Ended December 31,
	2011	2010

Operating activities:
Net earnings	$53,769	93,597
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	102,771	105,853
Provision (benefit) for deferred income taxes	(24,035)	(12,114)
Gain on asset dispositions, net	(13,671)	(11,621)
Goodwill impairment	30,932	—
Equity in earnings of unconsolidated companies, net of dividends	(4,304)	4,150
Compensation expense - stock-based	9,179	10,481
Excess tax liability (benefit) on stock options exercised	119	(275)
Changes in assets and liabilities, net:
Trade and other receivables	(14,614)	21,155
Marine operating supplies	(1,740)	(2,932)
Other current assets	(243)	(6,805)
Accounts payable	4,266	265
Accrued expenses	5,735	(3,331)
Accrued property and liability losses	(59)	(900)
Other current liabilities	8,980	16,957
Other liabilities and deferred credits	(1,969)	4,126
Other, net	2,584	(556)

Net cash provided by operating activities	157,700	218,050

Cash flows from investing activities:
Proceeds from sales of assets	30,168	29,732
Proceeds from insurance settlements on Venezuela seized vessels	—	8,150
Additions to properties and equipment	(297,009)	(508,640)

Net cash used in investing activities	(266,841)	(470,758)

Cash flows from financing activities:
Principal payments on debt	(40,000)	(190,000)
Debt borrowings	165,000	590,000
Debt issuance costs	(245)	(7,446)
Proceeds from exercise of stock options	839	3,457
Cash dividends	(38,692)	(38,619)
Excess tax (liability) benefit on stock options exercised	(119)	275
Stock repurchases	(35,015)	(19,988)

Net cash provided by financing activities	51,768	337,679

Net change in cash and cash equivalents	(57,373)	84,971
Cash and cash equivalents at beginning of period	245,720	223,070

Cash and cash equivalents at end of period	$188,347	308,041

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$30,858	8,898
Income taxes	$37,307	35,810
Non-cash investing activities:
Additions to properties and equipment	$1,269	—

During the quarter ended September 30, 2011, our International and United States segments were reorganized to form four new operating segments. We now manage and measure our business performance in four distinct operating segments: Americas, Asia/Pacific, Middle East/North Africa, and Sub-Saharan Africa/Europe.

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the nine-month periods ended December 31, 2011 and 2010 and for the quarter ended September 30, 2011, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2011	%	2010	%	2011	%	2010	%	2011	%

Revenues:
Vessel revenues:
Americas	$82,741	31%	91,610	34%	245,310	32%	280,742	35%	81,892	33%
Asia/Pacific	40,919	15%	49,052	18%	105,545	14%	134,344	17%	29,127	12%
Middle East/North Africa	27,839	10%	22,937	8%	78,706	10%	67,031	8%	24,810	10%
Sub-Saharan Africa/Europe	118,987	44%	106,034	39%	342,652	44%	316,382	40%	112,583	45%

	270,486	100%	269,633	100%	772,213	100%	798,499	100%	248,412	100%

Vessel operating costs:
Crew costs	$80,988	30%	84,412	31%	240,476	31%	255,045	32%	78,364	32%
Repair and maintenance	26,680	10%	26,107	10%	75,889	10%	84,991	11%	27,149	11%
Insurance and loss reserves	3,926	1%	6,071	2%	14,597	2%	14,994	2%	5,374	2%
Fuel, lube and supplies	17,126	6%	16,399	6%	54,887	7%	47,757	6%	21,394	9%
Vessel operating leases	4,492	2%	4,492	2%	13,475	2%	13,472	2%	4,491	2%
Other	22,626	8%	23,116	9%	70,106	9%	68,813	9%	24,518	10%

Total vessel operating costs	155,838	58%	160,597	60%	469,430	61%	485,072	61%	161,290	65%

Vessel operating margin (A)	$114,648	42%	109,036	40%	302,783	39%	313,427	39%	87,122	35%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the nine-month periods ended December 31, 2011 and 2010 and for the quarter ended September 30, 2011:

	Quarter Ended December 31,		Nine Months Ended December 31,		Ended September 30,
(In thousands)	2011	2010	2011	2010	2011

Vessel operating margin	$114,648	109,036	302,783	313,427	87,122
Other marine revenues	1,625	2,142	5,399	2,901	2,482
Costs of other marine services	(1,938)	(2,705)	(5,200)	(3,403)	(2,031)
Depreciation and amortization	(35,215)	(35,058)	(102,771)	(105,853)	(33,807)
Goodwill impairment	—	—	(30,932)	—	(30,932)
General and administrative	(40,425)	(33,238)	(115,779)	(103,932)	(37,773)
Gain on asset dispositions, net	2,496	2,425	13,671	11,621	9,458

	41,191	42,602	67,171	114,761	(5,481)

The company’s operating income and other components of earnings before income taxes and its related percentage of total revenue for the quarters and the nine-month periods ended December 31, 2011 and 2010 and for the quarter ended September 30, 2011, were as follows:

	Quarter Ended December 31,					Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2011	%		2010	%	2011	%	2010	%	2011	%

Vessel operating profit:
Americas	$18,462	7%		14,210	5%	39,846	5%	38,880	5%	9,530	4%
Asia/Pacific	6,629	2%		9,488	3%	7,123	1%	16,342	2%	(4,776)	(2%)
Middle East/North Africa	362	<1%		4,541	2%	(606)	(<1%)	14,347	2%	(996)	(<1%)
Sub-Saharan Africa/Europe	25,418	9%		21,908	8%	69,273	9%	65,443	8%	21,631	9%

	50,871	19%		50,147	18%	115,636	15%	135,012	17%	25,389	10%
Corporate expenses	(10,972)	(4%	)	(9,188)	(3%)	(29,854)	(4%)	(30,815)	(4%)	(9,361)	(4%)
Goodwill impairment	—	—		—	—	(30,932)	(4%)	—	—	(30,932)	(12%)
Gain on asset dispositions, net	2,496	1%		2,425	1%	13,671	2%	11,621	1%	9,458	4%
Other marine services	(1,204)	(<1%	)	(782)	(<1%)	(1,350)	(<1%)	(1,057)	(<1%)	(35)	(<1%)

Operating income	41,191	15%		42,602	16%	67,171	9%	114,761	14%	(5,481)	(2%)

Foreign exchange (loss) gain	(1,738)	(1%	)	973	<1%	735	<1%	2,147	(<1%)	1,659	1%
Equity in net earnings of unconsolidated companies	3,482	1%		3,291	1%	9,427	1%	8,766	1%	3,456	1%
Interest income and other, net	347	<1%		1,074	<1%	2,303	<1%	3,481	<1%	766	<1%
Interest and other debt costs	(6,027)	(2%	)	(3,646)	(1%)	(14,854)	(2%)	(6,405)	(1%)	(4,766)	(2%)

Earnings before income taxes	$37,255	14%		44,294	16%	64,782	8%	122,750	15%	(4,366)	(2%)

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the nine-month periods ended December 31, 2011 and 2010 and the quarter ended September 30, 2011, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2011	2010	2011	2010	2011

REVENUES BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater vessels	$38,861	47,046	111,905	147,983	36,639
Towing-supply/supply	35,866	36,349	108,200	109,038	36,648
Crew/utility	6,905	7,644	22,959	21,966	8,044
Offshore tugs	1,109	571	2,246	1,755	561
Total	$82,741	91,610	245,310	280,742	81,892
Asia/Pacific fleet:
Deepwater vessels	$20,445	24,757	48,638	61,830	12,264
Towing-supply/supply	19,334	23,183	53,648	69,188	15,870
Crew/utility	246	245	633	734	144
Offshore tugs	894	867	2,626	2,592	849
Total	$40,919	49,052	105,545	134,344	29,127
Middle East/North Africa fleet:
Deepwater vessels	$12,647	5,820	35,180	19,409	11,782
Towing-supply/supply	13,778	15,393	38,868	42,461	11,616
Offshore tugs	1,414	1,724	4,658	5,161	1,412
Total	$27,839	22,937	78,706	67,031	24,810
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$51,194	31,290	135,305	91,199	45,605
Towing-supply/supply	50,159	55,225	152,800	168,918	49,338
Crew/utility	12,589	12,977	39,336	37,949	12,734
Offshore tugs	5,045	6,542	15,211	18,316	4,906
Total	$118,987	106,034	342,652	316,382	112,583
Worldwide fleet:
Deepwater vessels	$123,147	108,913	331,028	320,421	106,290
Towing-supply/supply	119,137	130,150	353,516	389,605	113,472
Crew/utility	19,740	20,866	62,928	60,649	20,922
Offshore tugs	8,462	9,704	24,741	27,824	7,728
Total	$270,486	269,633	772,213	798,499	248,412

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2011	2010	2011	2010	2011

UTILIZATION:
Americas fleet:
Deepwater vessels	79.7%	78.5	74.6	79.4	73.5
Towing-supply/supply	54.2	41.0	47.8	41.0	46.9
Crew/utility	72.6	57.8	79.4	53.0	80.2
Offshore tugs	23.6	16.4	21.1	16.8	19.3
Total	61.0%	50.2	57.3	49.6	56.8
Asia/Pacific fleet:
Deepwater vessels	83.5%	84.7	71.3	78.1	59.6
Towing-supply/supply	43.8	46.8	40.8	47.6	36.3
Crew/utility	100.0	100.0	86.2	100.0	58.7
Offshore tugs	100.0	100.0	100.00	100.0	100.0
Total	54.4%	57.5	49.3	56.1	42.8
Middle East/North Africa fleet:
Deepwater vessels	98.8%	80.1	88.7	85.7	91.6
Towing-supply/supply	59.2	72.5	55.5	69.9	49.7
Offshore tugs	50.0	59.7	54.4	59.8	50.0
Total	65.2%	71.5	61.4	70.3	57.4
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	83.8%	79.2	84.5	84.0	88.1
Towing-supply/supply	58.1	62.5	57.3	62.8	55.8
Crew/utility	82.0	89.9	86.2	85.6	85.6
Offshore tugs	69.0	73.3	63.8	71.3	60.8
Total	70.0%	72.3	69.8	71.9	69.2
Worldwide fleet:
Deepwater vessels	84.2%	80.2	79.8	81.1	79.3
Towing-supply/supply	54.4	54.2	51.2	53.9	48.6
Crew/utility	79.5	77.9	84.1	73.3	83.4
Offshore tugs	54.8	58.7	53.9	57.7	51.4
Total	64.6%	62.7	62.1	61.9	60.2

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$25,247	27,533	25,468	27,614	24,863
Towing-supply/supply	13,812	13,741	14,202	13,449	14,786
Crew/utility	6,186	6,294	6,206	6,254	6,414
Offshore tugs	8,525	6,342	7,250	6,357	6,318
Total	$15,373	16,190	15,311	16,270	15,466
Asia/Pacific fleet:
Deepwater vessels	$25,357	22,697	22,684	23,221	20,619
Towing-supply/supply	12,836	12,305	12,462	12,444	11,974
Crew/utility	2,670	2,670	2,670	2,670	2,671
Offshore tugs	9,709	9,426	9,550	9,426	9,236
Total	$16,389	15,529	15,162	15,314	14,098
Middle East/North Africa fleet:
Deepwater vessels	$17,484	17,862	17,675	16,988	17,466
Towing-supply/supply	8,604	7,595	8,257	7,514	8,513
Offshore tugs	5,127	5,226	5,191	5,231	5,117
Total	$10,705	8,551	10,363	8,616	10,716
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$21,719	19,302	20,871	19,209	20,375
Towing-supply/supply	13,004	11,563	12,826	11,880	12,665
Crew/utility	4,509	4,304	4,486	4,284	4,369
Offshore tugs	6,620	6,930	6,825	6,670	6,751
Total	$12,181	10,238	11,658	10,349	11,518
Worldwide fleet:
Deepwater vessels	$22,696	22,946	22,052	23,032	21,338
Towing-supply/supply	12,460	11,485	12,385	11,617	12,519
Crew/utility	4,935	4,828	4,953	4,796	4,955
Offshore tugs	6,715	6,665	6,668	6,495	6,531
Total	$13,359	12,337	12,877	12,403	12,771

The utilization, average day rates and the number of active vessels (excludes stacked vessels) for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the nine-month periods ended December 31, 2011 and 2010 and for the quarter ended September 30, 2011, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2011	2010	2011	2010	2011

UTILIZATION:
Americas fleet:
New vessels	90.1%	83.4	87.5	83.4	85.6
Traditional vessels	37.7	30.2	36.2	30.2	36.2
Total	61.0%	50.2	57.3	49.6	56.8
Asia/Pacific fleet:
New vessels	83.1%	79.7	77.9	78.5	69.8
Traditional vessels	10.2	31.7	11.9	34.5	8.2
Total	54.4%	57.5	49.3	56.1	42.8
Middle East/North Africa fleet:
New vessels	68.2%	93.0	65.3	84.6	58.6
Traditional vessels	59.6	59.7	56.2	63.1	55.9
Total	65.2%	71.5	61.4	70.3	57.4
Sub-Saharan Africa/Europe fleet:
New vessels	84.8%	89.7	86.5	89.2	86.8
Traditional vessels	36.1	41.7	34.5	42.9	33.7
Total	70.0%	72.3	69.8	71.9	69.2
Worldwide fleet:
New vessels	83.4%	86.8	82.8	85.8	80.5
Traditional vessels	35.5	38.1	34.6	39.2	33.5
Total	64.6%	62.7	62.1	61.9	60.2

AVERAGE VESSEL DAY RATES:
Americas fleet:
New vessels	$18,863	20,078	19,060	20,132	19,469
Traditional vessels	8,655	9,757	8,992	10,148	8,650
Total	$15,373	16,190	15,311	16,270	15,466
Asia/Pacific fleet:
New vessels	$17,395	18,880	16,456	19,481	15,028
Traditional vessels	3,749	5,769	4,043	6,172	3,953
Total	$16,389	15,529	15,162	15,314	14,098
Middle East/North Africa fleet:
New vessels	$12,337	11,028	12,746	11,599	13,562
Traditional vessels	7,174	6,442	6,674	6,631	6,759
Total	$10,705	8,551	10,363	8,616	10,716
Sub-Saharan Africa/Europe fleet:
New vessels	$12,921	11,022	12,320	11,223	12,134
Traditional vessels	8,226	7,274	8,169	7,288	8,313
Total	$12,181	10,238	11,658	10,349	11,518
Worldwide fleet:
New vessels	$14,835	14,317	14,414	14,561	14,291
Traditional vessels	8,021	7,712	7,992	7,908	7,970
Total	$13,359	12,337	12,877	12,403	12,771

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2011	2010	2011	2010	2011

AVERAGE VESSEL COUNT (EXCLUDING STACKED VESSELS):
Americas fleet:
New vessels	42	45	41	45	41
Traditional vessels	24	35	25	37	26
Total	66	80	66	82	67
Asia/Pacific fleet:
New vessels	30	32	29	28	30
Traditional vessels	3	10	4	12	3
Total	33	42	33	40	33
Middle East/North Africa fleet:
New vessels	27	14	25	13	25
Traditional vessels	11	22	14	23	13
Total	38	36	39	36	38
Sub-Saharan Africa/Europe fleet:
New vessels	105	99	104	97	102
Traditional vessels	20	29	23	33	23
Total	125	128	127	130	125
Worldwide fleet:
New vessels	207	191	198	183	198
Traditional vessels	55	95	67	105	65
Total	262	286	265	288	263

The company’s average number of vessels by class and geographic distribution for the quarters and the nine-month periods ended December 31, 2011 and 2010 and for the quarter ended September 30, 2011, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2011	2010	2011	2010	2011

Americas fleet:
Deepwater vessels	21	24	21	25	22
Towing-supply/supply	52	70	58	72	57
Crew/utility	17	23	17	24	17
Offshore tugs	6	6	5	6	5

Total	96	123	101	127	101
Less stacked vessels	30	43	35	45	34

Active vessels	66	80	66	82	67

Asia/Pacific fleet:
Deepwater vessels	11	14	11	11	11
Towing-supply/supply	37	44	38	43	40
Crew/utility	1	1	1	1	1
Offshore tugs	1	1	1	1	1

Total	50	60	51	56	53
Less stacked vessels	17	18	18	16	20

Active vessels	33	42	33	40	33

Middle East/North Africa fleet:
Deepwater vessels	8	5	8	5	8
Towing-supply/supply	29	30	31	29	30
Offshore tugs	6	6	6	6	6

Total	43	41	45	40	44
Less stacked vessels	5	5	6	4	6

Active vessels	38	36	39	36	38

Sub-Saharan Africa/Europe fleet:
Deepwater vessels	31	22	28	21	27
Towing-supply/supply	72	83	76	82	76
Crew/utility	37	36	37	38	37
Offshore tugs	12	14	13	14	13

Total	152	155	154	155	153
Less stacked vessel	27	27	27	25	28

Active vessels	125	128	127	130	125

Active owned or chartered vessels	262	286	265	288	263
Stacked vessels (B)	79	93	86	90	88

Total owned or chartered vessels	341	379	351	378	351
Vessels withdrawn from service	2	5	3	6	2
Joint-venture and other	10	10	10	10	10

Total	353	394	364	394	363

Note (B): The company had 79, 92 and 78 actual stacked vessels at December 31, 2011 and 2010 and at September 30, 2011, respectively. These vessels were considered to be in service and were included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type as of December 31, 2011, were as follows:

	Non-U.S. Built				U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Invested Through 12/31/11	Remaining Balance 12/31/11	Number of Vessels	Total Cost	Invested Through 12/31/11	Remaining Balance 12/31/11

In thousands, except number of vessels:
Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	—	—	—
Platform supply vessels	14	$374,550	157,422	217,128	3	145,590	38,905	106,685
Towing-supply/supply vessels:
Anchor handling towing supply	6	97,063	49,084	47,979	—	—	—	—
Platform supply vessels	2	50,095	13,741	36,354	—	—	—	—
Crewboats	5	22,773	10,904	11,869	—	—	—	—

Totals	27	$544,481	231,151	313,330	3	145,590	38,905	106,685

The table below summarizes by vessel class and vessel type and the number of vessels expected to be delivered by quarter along with the expected quarterly cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	03/12	06/12	09/12	12/12	03/13	Thereafter

Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	—
Platform supply vessels	2	6	1	1	—	7
Towing-supply/supply vessels:
Anchor handling towing supply	5	1	—	—	—	—
Platform supply vessels	—	—	—	—	—	2
Crewboats	—	—	—	—	4	1

Totals	7	7	1	1	4	10

(In thousands)
Expected quarterly cash outlay	$98,550	113,307	53,434	50,344	29,057	75,323(C)

Note (C): The $75,323 of ‘Thereafter’ vessel construction obligations is expected to be paid out during fiscal 2014.